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Premium Authority CBD Blog, Google Ranked - No product holding Legal Moneymaker

CannabidiolHemp.net Listed previously

Public Auction Ended Unsold

Public Auction has ended

Started: 4 months ago Completed: 4 months ago

Bidding reached: $196

Bidding History: 4 bids

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 Frank lgwealor ( new ) I Sent 3 months ago I Seen 3 months ago

Thanks

 Leapswing ( 100% I $l l .9K) I Sent 3 months ago I Seen 3 months ago

Certainly, I have resent both emails to you. Thanks.

 Frank Igwealor ( new ) I Sent 3 months ago I Seen 3 months ago

Please resend the email you sent to me on 11/23/2019 by 6:36AM. It might have gone to my spam box and was mistakenly deleted. Thank you so much for all the help.

Leapswing ( 100% I $l l .9K ) I Sent 3 months ago I Seen 3 months ago

wordpress.JPG (86 KB)

 Leapswing ( 100% I $l l .9K ) I Sent 3 months ago I Seen 3 months ago

cannabidioll.JPG (64.1 KB)

 Leapswing ( 100% I $l l .9K) I Sent 3 months ago I Seen 3 months ago

Screenshots of emails sent to you on outlook stuffwpadmin.JPG (47.6 KB)

 Leapswing ( 100% I $l l .9K) I Sent 3 months ago I Seen 3 months ago

I have sent you em@ils a while ago on outlook. Did you see them?

I sent you your login for wordpress. I am not sure what you mean by wordpress file. The wordpress databse and all fodlers and files was moved to your bluehost hosting and whois shows your website is working on there.

I also sent you the people to contact to make money with programs. Please reply on outlook.com.

Thanks, Joe

 Frank Igwealor ( new ) I Sent 3 months ago I Seen 3 months ago

I need the wordpress CannabidiolHemp.net file. I also need help to start making money from the website... Please help

 Frank lgwealor ( new ) I Sent 3 months ago I Seen 3 months ago my apologies for the delay, i was out sick

Leapswing ( 100% I $l l .9K ) I Sent 3 months ago I Seen 3 months ago

Hi, I sent you two emails last night, I don't see a reply. Did you receive them?

 Frank lgwealor ( new ) I Sent 3 months ago I Seen 3 months ago

Please send me the link to the wordpress CannabidiolHemp.net file. I'm very new to this and need a little hand holding . Thanks.

 Leapswing ( 100% I $l l .9K) I Sent 3 months ago I Seen 3 months ago

Oh hi, please check your email

 Frank lgwealor ( new ) I Sent 3 months ago I Seen 3 months ago when should I expect to received the wordpress login from wordpress backend? In addition, I want you to teach me how to start making money from the website.

 Leapswing ( 100% I $ l l .9K ) I Sent 4 months ago I Seen 4 months ago

Thanks, please check your email. From: flippasale at outlook dot com

 Frank lgwealor ( new ) I Sent 4 months ago I Seen 4 months ago

I just sent the payment

 Leapswing ( 100% I $l l .9K ) I Sent 4 months ago I Seen 4 months ago

Update,

Flippa said it was fine, sent you email via Paypal

Leapswing ( 100% I $l l .9K ) I Sent 4 months ago I Seen 4 months ago

You need to submit the offer first to me here on Flippa. I am not allowed to go via back channels.

 Frank lgwealor ( new ) I Sent 4 months ago I Seen 4 months ago

I'll buy it for $399 cash. email me at

Frank I Igwealor cannabinoidbiosciences@gmail.com

 Leapswing ( 100% I $l l .9K) I Sent 4 months ago I Seen 4 months ago

Hi Frank,

Reserve is 399, But It Now price is 499.

Flippa has a sales contract we can both sign after purchase.

Ownership is really just a matter of transferring domain and all website content to you.

-Joe

 Frank Igwealor ( new ) I Sent 4 months ago I Seen 4 months ago

Good morning,

I want to buy this website from you. What's the price and how do you plan to transition ownership to a new buyer? Thanks,

Frank I Igwealor cannabinoidbiosciences@gmail.com

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